UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2010

Prospect Medical Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-32203	33-0564370
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

10780 Santa Monica Blvd., Suite 400, Los Angeles, California	90017-3782
(Address of principal executive offices)	(Zip Code)

(310) 943-4500

Registrant’s telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On September 28, 2010, Prospect Medical Holdings, Inc. (the “Company”) issued a press release announcing the end of the “go-shop” period under the previously announced Agreement and Plan of Merger, dated as of August 16, 2010, among the Company and entities affiliated with Leonard Green & Partners, L.P., a private equity fund.  A copy of the press release is furnished as Exhibit 99.1 and is incorporated herein by reference.

Forward Looking Statements

This report contains statements that do not directly or exclusively relate to historical facts. Such statements are “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934.  These forward-looking statements include statements regarding the Merger.  These statements are based on the current expectations of management of the Company, but there are a number of risks and uncertainties that could cause actual results to differ materially from these forward-looking statements.  These risks and uncertainties include, among others, the possibility that {1) the special meeting of stockholders of the Company to consider approval of the merger agreement may be delayed, (2) the Company may be unable to obtain stockholder approval or satisfy other conditions required for the consummation of the merger, (3) the closing of the merger may be delayed or abandoned, (4) the merger may involve unexpected costs, (5) the business of the Company may suffer as a result of uncertainty surrounding the merger, and (6) the Company may be adversely affected by other economic, business or competitive factors. Additional factors that may affect the future results of the Company are set forth in its filings with the Securities and Exchange Commission (“SEC), including its Form 10-K for the year ended September 30, 2009, which are available at http://www.sec.gov. Unless required by law, the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information

In connection with the proposed merger, the Company will file a proxy statement and other materials with the Securities and Exchange Commission.  INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER MATERIALS WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE PROPOSED MERGER.  Once filed with the SEC, the proxy statement and such other documents will be available for free at www.sec.gov. The proxy statement and such other documents may also be obtained at no cost on the Company’s website at www.prospectmedicalholdings.com under “SEC Filings” or by directing such request to Linda Hodges at 714-796-4271.

The Company and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the proposed merger.  Information concerning the special interests of these directors, executive officers and other members of the Company’s management and employees in the proposed merger will be included in the Company’s proxy statement referenced above.  Information regarding the Company’s directors and executive officers is also available in its Annual Report on Form 10-K for the year ended September 30, 2009 and in its proxy statement for its 2010 Annual Meeting of Stockholders, which documents are on file with the SEC.  These documents are available free of charge at the SEC’s website at www.sec.gov and from the Company as described above.

Item 9.01 Financial Statements and Exhibits:

(d)                                 Exhibits

Exhibit
Number	Description

99.1	Press release dated September 28, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROSPECT MEDICAL HOLDINGS, INC.
(Registrant)

	By:	/s/ MIKE HEATHER
Mike Heather, Chief Financial Officer

Date: September 28, 2010

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press release dated September 28, 2010.